UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2010

Motorola Mobility Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-34805	27-2780868
(Commission File Number)	(IRS Employer Identification No.)

600 North US Highway 45 Libertyville, IL	60048
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 523-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Adoption of Certain Equity Plans

On December 13, 2010, the Board of Directors (“Board”) of Motorola Mobility Holdings, Inc. (“Motorola Mobility” or the “Company”) adopted (i) the Company’s Legacy Incentive Plan (“Legacy Plan”) and (ii) the Company’s 2011 Incentive Compensation Plan (“Incentive Compensation Plan”), in each case contingent upon receiving the approval of its sole stockholder, Motorola, Inc. In addition, on December 13, 2010, the Company’s sole stockholder approved each of the Legacy Plan and the Incentive Compensation Plan.

Legacy Plan:

The purpose of the Legacy Plan is to effectuate the terms of the Amended and Restated Employee Matters Agreement among the Company, Motorola Mobility, Inc. and Motorola, Inc. effective as of July 31, 2010 (“Employee Matters Agreement”) dealing with the treatment of certain equity awards in the separation of the Company from Motorola, Inc. by a distribution (“Distribution”) of all of the Company’s shares of common stock, par value $.01 per share (“Common Stock”) to the holders of Motorola, Inc. common stock on the record date of the Distribution. Pursuant to the Employee Matters Agreement, the Company agreed that all awards of stock options, stock appreciation rights and restricted stock units with and without dividend equivalent rights over shares of Motorola, Inc.’s common stock (collectively referred to as “Motorola Awards”) that are held at the close of business on the Distribution Date by Transferred Employees (as defined in the Employee Matters Agreement) shall be replaced with substitute awards over shares of the Company’s common stock (referred to herein as the “Substitute Awards”), adjusted as set forth in the Employee Matters Agreement. In addition, the Legacy Plan may be used to effectuate the terms of any agreement between Motorola, Inc. and the Company providing for the assumption by the Company of certain equity awards granted to members of the board of directors of Motorola, Inc. who shall become directors of the Company (“Transferring Directors”) in connection with the Distribution. No awards other than the Substitute Awards or Transferring Director assumed awards will be granted under the Legacy Plan.

The number of shares of Common Stock which may be issued under the Legacy Plan shall not exceed the number of shares of Common Stock that may, subject to satisfaction of applicable conditions, be distributable pursuant to (i) the Motorola Awards held by Transferred Employees at the close of business on the Distribution Date; and (ii) any equity awards held by Transferring Directors that are to be assumed, as agreed between Motorola, Inc. and the Company. The Legacy Plan will be administered by a “Committee” as defined under the Legacy Plan. The effective date of the Legacy Plan is the Distribution Date.

The foregoing description of the terms of the Legacy Plan is qualified in its entirety by reference to the full text of the Legacy Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Incentive Compensation Plan:

The purposes of the Incentive Compensation Plan are to attract and retain the best available personnel, to provide additional incentives to employees, directors and consultants and to promote the success of the Company’s business by linking the personal interests of the directors, employees, and consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Incentive Compensation Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of directors, employees, including officers, and consultants upon whose judgment, interest, and special effort the success of the Company is largely dependent.

Any of the Company’s or its affiliates’ employees, officers, consultants or directors is eligible to be granted one or more of the following types of awards under the Incentive Compensation Plan: (i) incentive stock options, (ii) non-qualified stock options, (iii) restricted stock awards, (iv) stock appreciation rights, (v) restricted stock units and (vi) performance-based awards or other stock-based awards. The Incentive Compensation Plan includes the authority to grant awards that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as amended (the “Code”). The Incentive Compensation Plan will be administered by a “Committee” as defined under the Incentive Compensation Plan. The effective date of the Incentive Compensation Plan will be the Distribution Date. Unless the Incentive Compensation Plan is sooner terminated by the Board or the Committee, no awards may be granted under the Incentive Compensation Plan after the tenth anniversary of the effective date of the Incentive Compensation Plan, provided that awards that are outstanding on such date will remain valid in accordance with their terms.

The Incentive Compensation Plan provides that, subject to certain adjustments for certain corporate events, the aggregate number of shares of Common Stock that may be issued or transferred thereunder is 68,000,0000 (a) less any shares of Common Stock required to be distributed pursuant to the terms of the Legacy Plan and (b) plus any shares of Common Stock subject to an award under the Legacy Plan that is not issued and delivered to a participant for any reason. Awards under the Incentive Compensation Plan are also subject to per-participant calendar year limits set forth in the Incentive Compensation Plan.

The foregoing description of the terms of the Incentive Compensation Plan is qualified in its entirety by reference to the full text of the Incentive Compensation Plan, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2010, in anticipation of the Company’s separation (“Separation”) from Motorola, Inc. through a pro rata Distribution of the Common Stock, to Motorola, Inc.’s stockholders of record as of December 21, 2010, Motorola, Inc., as the sole stockholder of the Company, approved an amendment (“Amendment”) to the Restated Certificate of Incorporation of the Company. The Amendment provides for a forward stock split of the Company’s Common Stock to enable Motorola, Inc. to distribute the Company’s Common Stock in the Distribution in the amounts and in the manner set forth in the Information Statement filed as Exhibit 99.1 to the Company’s registration statement on Form 10 (the “Form 10”) filed with the Securities and Exchange Commission, which registration statement became effective on December 1, 2010. On December 15, 2010, the Company filed a Certificate of Amendment (“Certificate of Amendment”) to its Restated Certificate of Incorporation with the Delaware Secretary of State to effect the Amendment.

Further information regarding the Separation, the Distribution and the Company can be found in the Company’s Form 10.

The description of the material provisions of the Amendment is qualified in its entirety by reference to the Certificate of Amendment included with this report as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Motorola Mobility Holdings, Inc., as filed with the Secretary of State of the State of Delaware on December 15, 2010

10.1	Motorola Mobility Holdings, Inc. Legacy Incentive Plan

10.2	Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA MOBILITY HOLDINGS, INC.
(Registrant)

By:	/s/ Carol H. Forsyte
Name: Carol H. Forsyte
Title: Corporate Vice President and Secretary

Dated: December 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Motorola Mobility Holdings, Inc., as filed with the Secretary of State of the State of Delaware on December 15, 2010

10.1	Motorola Mobility Holdings, Inc. Legacy Incentive Plan

10.2	Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan